UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2019

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.

On October 3, 2019, Constellation Brands, Inc. (“Constellation” or the “Company”), a Delaware corporation, issued a news release (the “release”) announcing its financial condition and results of operations as of and for the second fiscal quarter ended August 31, 2019. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time; therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

The following table updates the the Form 8-K originally filed on August 26, 2019, to reflect Constellation’s share of the impact from the June 2019 Warrant Modification.

Constellation recognizes equity in earnings (losses) from its equity method investment in Canopy Growth Corporation (“Canopy”) on a two-month lag. Accordingly, Constellation recognized its share of Canopy’s results of operations and related activities, including the impact from the June 2019 Warrant Modification, for the period (i)  April 1, 2019, through June 30, 2019, in its consolidated financial statements for the three months ended August 31, 2019 and (ii)  January 1, 2019, through June 30, 2019 in its consolidated financial statements for the six months ended August 31, 2019. Constellation’s equity in earnings (losses) and related activities of Canopy were recognized for the three and six months ended August 31, 2019, as appearing in the table below. Equity in earnings (losses) and related activities from the Canopy equity method investment is determined by adjusting Canopy’s reported International Financial Reporting Standards (“IFRS”) results to U.S. GAAP, and then recording the effect of basis differences which include, among other items, the amortization of the fair value adjustments associated with the definite-lived intangible assets over their estimated useful lives and the flow through of inventory step-up. After applying Constellation’s ownership percentage in the applicable period this amount is then converted from Canadian dollars to U.S. dollars using the weighted average exchange rate for the applicable period.

The following table presents the impact on Constellation’s net income (loss) of the equity in earnings (losses), including the impact from the June 2019 Warrant Modification, and related activities of Canopy’s results for the three and six months ended June 30, 2019, on a reported basis (GAAP), and the impact on Constellation’s net income (loss) of the equity in earnings (losses) on a comparable basis (Non-GAAP) recognized in the three and six month periods ended August 31, 2019:

	Three Months Ended August 31, 2019	Six Months Ended August 31, 2019
(U.S. dollars in millions)
Equity in earnings (losses) and related activities of Canopy's results of operations	$(75.4)	$(181.4)
Impact from the June 2019 Warrant Modification (1)	(409.0)	(409.0)
Equity in earnings (losses) and related activities - reported basis, Canopy EIE (GAAP) (2)	(484.4)	(590.4)
Benefit from income taxes (3)	117.7	145.5
Net income (loss) attributable to CBI - reported basis, Canopy EIE (GAAP) (2)	$(366.7)	$(444.9)

	Three Months Ended August 31, 2019	Six Months Ended August 31, 2019
Equity in earnings (losses) and related activities - reported basis, Canopy EIE (GAAP) (2)	$(484.4)	$(590.4)
Comparable adjustments: (4)
Impact from the June 2019 Warrant Modification (1)	409.0	409.0
Net (gain) loss on fair value financial instruments	(4.6)	34.1
Flow through of inventory step-up	6.2	11.8
Share-based compensation expense related to acquisition milestones	2.7	7.7
Acquisition costs	3.5	7.2
Other (gains) losses, net	12.9	11.5
	429.7	481.3
Equity in earnings (losses) - comparable basis Canopy EIE (Non-GAAP) (2)	(54.7)	(109.1)
Benefit from income taxes (3)	16.3	31.9
Net income (loss) attributable to CBI - comparable basis, Canopy EIE (Non-GAAP) (2)	$(38.4)	$(77.2)

[1]	In June 2019, the Canopy shareholders approved the modification of the terms of certain warrants and certain other rights (the “June 2019 Warrant Modification”).

(2)
The amounts shown represent 35.8%, or Constellation’s share, of Canopy’s results of operations from January 1, 2019, through March 31, 2019 and 35.6%, or Constellation’s share, of Canopy’s results of operations from April 1, 2019, through June 30, 2019, reported in U.S. dollars. Constellation’s share of Canopy’s results of operations is determined based on Constellation’s ownership interest as of March 31, 2019 and as of June 30, 2019.

[3)	The effective tax rate applied to Constellation’s equity in earnings (losses) of Canopy is generally based on the tax rates of the legal entities that hold Constellation’s investment in Canopy.

[4)	The effective tax rate applied to each comparable adjustment amount is generally based upon the jurisdiction in which the comparable adjustment was recognized.

The information in the release and in the table above is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

The release and the table above contain non-GAAP financial measures; in the release and in the table above these are referred to as “comparable” measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet, or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Comparable measures, including those presenting the impact of the Company’s equity method investment in Canopy, are provided because management uses this information in monitoring and evaluating the results and underlying business trends of the core operations of the Company and/or in internal goal setting. In addition, the Company believes this information provides investors valuable insight on underlying business trends and results in order to evaluate year-over-year financial performance. As such, the following items, including any related income tax effect, are excluded from comparable basis results, when appropriate:  restructuring and other strategic business development costs; settlements of undesignated commodity derivative contracts; accelerated depreciation in connection with certain restructuring and other strategic business development costs; flow through of inventory step-up associated with acquisitions and equity method investments; net gain (loss) on the mark to fair value of undesignated commodity derivative contracts; recovery of (loss on) inventory write-down; certain other cost of product sold gains (losses); transaction, integration, and other acquisition-related costs recognized in connection with acquisitions, divestitures, and investments; certain other selling, general, and administrative gains (losses); impairment of certain intangible assets; net loss on change in fair value of derivative instrument entered into to hedge the U.S. dollar cost of a foreign currency denominated investment; a prior period adjustment for deferred compensation related to certain employment agreements; unrealized net gain (loss) from the mark to fair value of securities measured at fair value; adjustments related to our equity method investment in Canopy and related activities; net gain on the sale of our remaining interest in our previously-owned Australian and European business; other net gains related to an equity method investment; net gain on change in fair value of a derivative instrument entered into to hedge the Company’s exposure to interest rate volatility associated with debt financing of investment; bridge commitment fees associated with debt financing of investment; loss on extinguishment of debt; loss on change in estimated fair value of a contingent liability associated with a prior period acquisition; net income tax benefit recognized for the reversal of a valuation allowance for capital loss carryforwards as a result of classifying assets held for sale; net income tax benefit recognized for the reversal of a valuation allowance originally established in connection with a change in accounting principle; and net income tax benefit recognized in connection with the Tax Cuts and Jobs Act.

Canopy equity losses and related activities comparable measures are provided because management uses this information to monitor our investment in Canopy. In addition, the Company believes this information provides investors valuable insight on underlying business trends and results in order to evaluate year-over-year financial performance. As such, the following items, including any related income tax effect, are excluded from Canopy comparable basis results, when appropriate:  impact from the June 2019 Warrant Modification; unrealized net loss from the mark to fair value of securities measured at fair value and related activities; flow through of inventory step-up associated with acquisitions; share-based compensation expense related to acquisition milestones; acquisition costs; loss on dilution due to Canopy’s issuance of additional stock; and other gains (losses), net. In addition, comparable measures for Canopy equity earnings (losses), including any related income tax effect, are also excluded from certain comparable basis results.

Item 7.01	Regulation FD Disclosure.

On October 3, 2019, Constellation issued a news release, a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition, on October 2, 2019, the Company’s Board of Directors declared a quarterly cash dividend in the amount of $0.75 per issued and outstanding share of the Company’s Class A Common Stock, $0.68 per issued and outstanding share of the Company’s Class B Common Stock, and $0.68 per issued and outstanding share of the Company’s Class 1 Common Stock, in each case payable on November 22, 2019, to stockholders of record of each respective class as of the close of business on November 8, 2019.

References to Constellation’s website and/or other social media sites or platforms in the release do not incorporate by reference the information on such websites, social media sites or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

For the exhibit that is furnished herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated October 3, 2019.

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 3, 2019	CONSTELLATION BRANDS, INC.

		By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer